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TRANSAMERICA SERIES TRUST

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TRANSAMERICA SERIES TRUST

Transamerica BlackRock Smart Beta 40 VP

1801 California Street, Suite 5200

Denver, CO 80202

January 30, 2019

Thank you for being a valued Transamerica investor.

We are reaching out to provide you with additional information regarding a new sub-adviser for Transamerica BlackRock Smart Beta 40 VP (formerly, Transamerica AB Dynamic Allocation VP) (the “Portfolio”). No action is required on your part. We do, however, ask that you review the enclosed Information Statement, which contains information about the new sub-adviser for your Portfolio. We encourage you to store this document with your Transamerica investment information.

The Board unanimously approved the Portfolio’s new sub-adviser, BlackRock Investment Management, LLC (“BlackRock”), who began sub-advising the Portfolio on November 1, 2018, replacing the Portfolio’s prior sub-adviser, AllianceBernstein L.P. Based on the information provided by Transamerica Asset Management, Inc. and BlackRock, the Board concluded that the change in sub-adviser was in the best interests of the Portfolio and its investors.

If you have any questions, please call the following number between 8 a.m. and 5 p.m., Eastern Time, Monday through Friday: 1-800-851-9777.

Thank you, again, for your continued business.

Sincerely,

/s/ Marijn P. Smit
Marijn P. Smit Chairman, President and Chief Executive Officer

Information Statement

TRANSAMERICA SERIES TRUST

Transamerica BlackRock Smart Beta 40 VP

January 30, 2019

Summary

This Information Statement (“Information Statement”) is being furnished by the Board of Trustees (the “Board” or “Board Members”) of Transamerica Series Trust (the “Trust”) to the contract owners or policy holders holding interests in insurance company separate accounts invested in Transamerica BlackRock Smart Beta 40 VP (formerly, Transamerica AB Dynamic Allocation VP) (the “Portfolio”). The Trust is organized as a Delaware statutory trust.

This Information Statement provides information regarding the approval by the Board of a new sub-adviser for the Portfolio. The Portfolio is now sub-advised by BlackRock Investment Management, LLC (“BlackRock” or the “Sub-Adviser”) pursuant to a sub-advisory agreement between Transamerica Asset Management, Inc. (“TAM”), the Portfolio’s investment manager, and BlackRock (the “BlackRock Sub-advisory Agreement”). A copy of the BlackRock Sub-advisory Agreement is attached hereto as Exhibit A.

BlackRock began sub-advising the Portfolio on November 1, 2018. Prior to that date, AllianceBernstein L.P. (“AB”) served as sub-adviser to the Portfolio. In connection with the change in sub-adviser, and as discussed in the Prospectus, Summary Prospectus and Statement of Additional Information supplements dated August 24, 2018 for the Portfolio: (i) the Portfolio was renamed Transamerica BlackRock Smart Beta 40 VP; (ii) the Portfolio’s principal investment objective, principal investment strategies and principal risks changed; (iii) the Portfolio’s management fee and sub-advisory fee schedules were lowered; and (iv) the Portfolio has a new primary benchmark and secondary blended benchmark. TAM continues to serve as the Portfolio’s investment manager.

This Information Statement is provided in lieu of a proxy statement to the Portfolio’s investors as of November 1, 2018 (the “Record Date”), pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (the “SEC”) on August 5, 1998. The Order permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) subject to the approval of the Board, including a majority of Board Members who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the parties to the agreement (the “Independent Board Members”), without obtaining investor approval. Pursuant to the Order, however, the Portfolio is required to provide certain information about a new sub-advisory agreement to its investors.

A Notice of Internet Availability of the Information Statement is being mailed on or about January 30, 2019. The Portfolio will bear the costs associated with preparing and distributing this Information Statement and the Notice of Internet Availability of the Information Statement to investors.

The annual report of the Portfolio is sent to investors of record following the Portfolio’s fiscal year end. The fiscal year end of the Portfolio is December 31. The Portfolio will furnish, without charge, a copy of its most recent annual and semi-annual report to an investor upon request. Such requests should be directed to the Portfolio by calling toll free 1-800-851-9777, or writing to the Portfolio at 1801 California Street, Suite 5200, Denver, CO 80202. Copies of the most recent annual and semi-annual report of the Portfolio are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov.

The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of the Notice of Internet Availability or this Information Statement, as applicable, may be delivered to two or more investors who share an address, unless the Portfolio has received instructions to the contrary. Please contact the Portfolio at the address and phone number set forth above if you have any questions.

We Are Not Asking You For a Proxy and You Are Requested Not To Send Us a Proxy.

The Information Statement will be available on the Transamerica website until at least July 31, 2019 at https://www.transamerica.com/media/tf-ab-to-blackrock-info-statement.pdf. A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Portfolio at 1-800-851-9777.

TRANSAMERICA SERIES TRUST

Transamerica BlackRock Smart Beta 40 VP

QUESTIONS AND ANSWERS

Q.	Why am I receiving this Information Statement?

A.

This Information Statement is being furnished by the Board to provide information to investors in the Portfolio of a recent change in the sub-adviser of the Portfolio. The Board, upon the recommendation of TAM, has approved the new BlackRock Sub-advisory Agreement between TAM and BlackRock on behalf of the Portfolio.

The Portfolio has obtained exemptive relief from the SEC that permits TAM to enter into a new sub-advisory agreement, subject to Board approval and without investor approval under certain circumstances. Pursuant to the exemptive order, the Portfolio has agreed to provide certain information regarding the new sub-advisory agreement.

Q.	Am I being asked to vote on anything?

A.

No. This Information Statement is being provided to the Portfolio’s investors in lieu of a proxy statement pursuant to the terms of the exemptive order. You are not being asked to vote on the hiring of the new sub-adviser, but you are encouraged to review this Information Statement.

Q.	What is TAM’s role as a manager of managers?

A.

TAM acts as a “manager of managers” for the Portfolio. TAM recommended to the Board the hiring of BlackRock and has entered into the BlackRock Sub-advisory Agreement with BlackRock on behalf of the Portfolio. In acting as a manager of managers, TAM provides investment management services that include, without limitation, selection, proactive oversight and monitoring of the sub-adviser, daily monitoring of the sub-adviser’s buying and selling of securities for the Portfolio, and regular review and evaluation of the sub-adviser’s performance and adherence to investment style and process.

Q.	Why was BlackRock appointed as the new Sub-Adviser?

A.

After full and complete discussion, the Board approved the appointment of BlackRock as the Sub-Adviser to the Portfolio in replacement of the Portfolio’s prior sub-adviser. Among other things, the Board reviewed and evaluated the performance of the previous sub-adviser and BlackRock’s potential to provide the Portfolio with improved investment performance. The key factors considered by the Board are discussed later in the “Evaluation by the Board” section of this Information Statement.

INFORMATION STATEMENT

This Information Statement describes BlackRock and the terms of the BlackRock Sub-advisory Agreement.

THE PORTFOLIO AND ITS MANAGEMENT AGREEMENT

TAM, a Florida corporation located at 1801 California Street, Suite 5200, Denver, CO 80202, manages the assets of the Portfolio pursuant to a Management Agreement (the “Management Agreement”), dated March 1, 2016, which was last approved by the Board, including a majority of the Independent Board Members, on June 21-22, 2018. TAM is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation and a publicly traded international insurance group.

Subject to the terms of the Management Agreement, TAM, among other things, (i) regularly provides the Portfolio with investment management services, including management, supervision and investment research and advice, (ii) furnishes a continuous investment program for the Portfolio’s securities and other investments consistent with the Portfolio’s investment objectives, policies and restrictions, as stated in the Portfolio’s current registration statement, (iii) provides supervisory, compliance and administrative services to the Portfolio, and (iv) provides any additional services incidental to the foregoing services. TAM is permitted to enter into contracts with sub-advisers, subject to the Board’s approval. The services that TAM provides to the Portfolio under the Management Agreement are not expected to change in light of the change in sub-adviser for the Portfolio.

No officer or Board Member of the Portfolio is a director, officer or employee of BlackRock. No officer or Board Member of the Portfolio, through the ownership of securities or otherwise, has any other material direct or indirect interest in BlackRock or any other person controlling, controlled by or under common control with BlackRock. Since the Record Date, none of the Board Members of the Portfolio have had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which BlackRock or any of its affiliates was or is to be a party.

TERMS OF THE PRIOR SUB-ADVISORY AGREEMENT

From August 16, 2010 to November 1, 2018, AllianceBernstein L.P. (“AB”) served as sub-adviser to the Portfolio. AB is located at 1345 Avenue of the Americas, New York, NY 10105.

AB provided sub-advisory services to the Portfolio pursuant to the Investment Sub-advisory Agreement between TAM and AB on behalf of the Portfolio (the “AB Sub-advisory Agreement”). As sub-adviser to the Portfolio, AB was responsible for sub-advising the assets of the Portfolio in a manner consistent with the terms of the AB Sub-advisory Agreement and the investment objective, strategies and policies of the Portfolio. The AB Sub-advisory Agreement dated August 13, 2010, as amended, was last approved by the Board, including a majority of the Independent Board Members, on June 21-22, 2018. The AB Sub-advisory Agreement was initially approved by the Board, including a majority of the Independent Board Members, on June 10, 2010. Pursuant to the terms of the Order, investor approval of the AB Sub-advisory Agreement was not required.

COMPARISON OF THE SUB-ADVISORY AGREEMENTS

Descriptions of the sub-advisory fee rates payable by TAM to BlackRock under the BlackRock Sub-advisory Agreement and the sub-advisory fees paid by TAM to AB under the AB Sub-advisory Agreement appear below under the caption “Sub-Advisory Fees.”

As discussed below under the caption “Evaluation by the Board,” the BlackRock Sub-advisory Agreement was approved by the Board at a meeting held on July 18-19, 2018, and was effective as of November 1, 2018. The BlackRock Sub-advisory Agreement has an initial term of two years from its effective date (unless sooner terminated in accordance with its terms). Thereafter, continuance of the BlackRock Sub-advisory Agreement is subject to the specific approval, at least annually, by vote of a majority of the Independent Board Members, at a meeting called for the purpose of voting on such approval, and by either the Board or an affirmative vote of the majority of outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio.

The terms of the AB Sub-advisory Agreement and those of the BlackRock Sub-advisory Agreement are similar. The sub-advisory fee rates payable by TAM to BlackRock under the BlackRock Sub-advisory Agreement are lower than the sub-advisory fee rates paid by TAM to AB under the AB Sub-advisory Agreement. In addition, effective with the BlackRock Sub-advisory Agreement, a lower management fee schedule payable by the Portfolio to TAM went into effect. A description of the new management fee schedule and sub-advisory fee rates appear below under the captions “TAM Management Fees” and “Sub-Advisory Fees,” respectively.

Under the terms of the BlackRock Sub-advisory Agreement, subject to the supervision of the Trust’s Board and TAM, BlackRock shall regularly provide the Portfolio (with respect to such portion of the Portfolio’s assets as shall be allocated to BlackRock by TAM from time to time (the “Allocated Assets”)) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Portfolio’s investment objectives, policies and restrictions, as stated in the Portfolio’s current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by reasonable notice in writing to BlackRock. The AB Sub-advisory Agreement contained similar provisions.

The BlackRock Sub-advisory Agreement provides that BlackRock will place orders for the purchase and sale of portfolio securities with the issuer or with such broker-dealers who provide research and brokerage services to the Portfolio within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to BlackRock, or to any other Portfolio or account over which BlackRock or its affiliates exercise investment discretion. The BlackRock Sub-advisory Agreement also provides that, subject to such policies and procedures as may be adopted by the Board and officers of the Portfolio, BlackRock may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, in such instances where BlackRock has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or BlackRock’s overall responsibilities with respect to the Portfolio and to other Portfolio and clients for which BlackRock exercises investment discretion. The Board may adopt policies and procedures that modify and restrict BlackRock’s authority regarding the execution of the Portfolio’s portfolio transactions. The AB Sub-advisory Agreement contained the same provisions.

The BlackRock Sub-advisory Agreement provides that it: (i) may be terminated with respect to the Portfolio at any time, without penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio; (ii) may be terminated by TAM upon 60 days’ advance written notice to BlackRock, without the payment of any penalty; (iii) may be terminated by BlackRock upon 90 days’ advance written notice to TAM; and (iv) will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) by BlackRock and shall not be assignable by TAM without the consent of BlackRock. The AB Sub-advisory Agreement contained similar provisions.

The BlackRock Sub-advisory Agreement requires that BlackRock, at its expense, supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to BlackRock relating to the services provided pursuant to the BlackRock Sub-advisory Agreement, including such information that the Portfolio’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act. The AB Sub-advisory Agreement contained the same provisions.

The BlackRock Sub-Advisory Agreement states that BlackRock shall be responsible only for rendering the services called for thereunder in good faith and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of services thereunder, provided that BlackRock is not protected against any liability to TAM or the Portfolio to which BlackRock would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the BlackRock Sub-advisory Agreement. The AB Sub-advisory Agreement contained the same provisions.

The BlackRock Sub-advisory Agreement provides that unless TAM advises BlackRock in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, BlackRock shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Portfolio’s securities managed by BlackRock, in accordance with BlackRock’s proxy voting policies and procedures without consultation with TAM or the Portfolio. The AB Sub-advisory Agreement contained the same provisions.

The BlackRock Sub-advisory Agreement provides that BlackRock, in performance of its duties, is and shall be an independent contractor and, unless otherwise expressly provided in the BlackRock Sub-advisory Agreement or otherwise authorized in writing, shall have no authority to act for or represent the Portfolio of TAM in any way or otherwise be deemed to be an agent of the Portfolio or TAM. The AB Sub-advisory Agreement did not contain the same provisions.

The BlackRock Sub-advisory Agreement requires BlackRock to make certain representations and covenants, including concerning BlackRock’s review of the Portfolio’s registration statement, the registration statement disclosure being consistent with the manner in which BlackRock is managing the Portfolio, and BlackRock’s commitment to promptly notify TAM and the Trust in the event the registration statement disclosure becomes inaccurate or incomplete. The AB Sub-advisory Agreement contained the same provisions.

The BlackRock Sub-advisory Agreement provides that it shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles. The AB Sub-advisory Agreement provided that it would be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Florida.

Investors should refer to Exhibit A attached hereto for the complete terms of the BlackRock Sub-advisory Agreement. The summary of the BlackRock Sub-advisory Agreement set forth herein is qualified in its entirety by the provisions of the BlackRock Sub-advisory Agreement as set forth in Exhibit A.

TAM MANAGEMENT FEES

In connection with the change in sub-adviser, the management fee rate payable by the Portfolio to TAM was reduced. Under the Management Agreement, the Portfolio currently pays TAM on an annual basis the following management fee based on its average daily net assets:

First $1 billion	0.30%
In excess of $1 billion	0.28%

Prior to November 1, 2018, the Portfolio paid TAM a management fee of 0.78% of the first $250 million and 0.73% in excess of $250 million for its services with respect to the Portfolio’s average daily net assets on an annual basis.

Management fees are accrued daily and paid by the Portfolio monthly. As of December 31, 2018, the net assets of the Portfolio were $323,541,770 million.

The following chart compares the actual management fees paid by the Portfolio to TAM (with and without regard to waivers/expense reimbursements) for the fiscal year ended December 31, 2018 to a hypothetical example of management fees that would have been paid by the Portfolio to TAM for the same period under the new management fee schedule, and also shows the percentage difference between the actual and hypothetical values.

	Actual Management Fees Payable to TAM from January 1, 2018 through December 31, 2018 under Former Management Fee Schedule	Hypothetical Management Fees Payable to TAM from January 1, 2018 through December 31, 2018 under New Management Fee Schedule	Percent Difference
Management Fees Payable to TAM Prior to Waivers/Expense Reimbursements	$2,450,293.93	$1,058,642.65	-56.80%
Management Fees Payable to TAM After Waivers/Expense Reimbursements	$2,385,221.17	$753,201.33	-68.42%

SUB-ADVISORY FEES

Under the BlackRock Sub-advisory Agreement, TAM (not the Portfolio) has agreed to pay BlackRock 0.05% with respect to the Portfolio’s average daily net assets on an annual basis. It should be noted, however, that BlackRock has voluntarily agreed to waive its sub-advisory fee for the Portfolio for so long as the Portfolio invests all or substantially all (meaning 80% or more) of its net assets (excluding cash and cash equivalents) in underlying exchange-traded funds sponsored or advised by BlackRock or its affiliates.

Under the AB Sub-advisory Agreement, TAM (not the Portfolio) paid AB 0.40% of the first $100 million, 0.35% over $100 million up to $200 million, and 0.30% in excess of $200 million with respect to the Portfolio’s average daily net assets on an annual basis.

The following chart compares the actual sub-advisory fees paid by TAM to AB for the fiscal year ended December 31, 2018 to a hypothetical example of sub-advisory fees that would have been paid by TAM to BlackRock (without regard to any waivers) for the same period under the BlackRock Sub-advisory Agreement, and also shows the percentage difference between the actual and hypothetical values.

Actual Sub-Advisory Fees Payable by TAM to AB from January 1, 2018 through December 31, 2018 under AB Sub-advisory Agreement	Hypothetical Sub-Advisory Fees Payable by TAM to BlackRock from January 1, 2018 through December 31, 2018 under BlackRock Sub-advisory Agreement	Percent Difference
$1,021,187	$149,376	-85.4%

INFORMATION REGARDING THE SUB-ADVISER

BlackRock Investment Management, LLC, a wholly owned and indirect subsidiary of BlackRock, Inc., has been a registered investment adviser since 1988. BlackRock, Inc.’s principal place of business is 55 East 52nd Street New York, NY 10055. As of December 31, 2018, BlackRock, Inc. had approximately $5.976 trillion in total assets under management. BlackRock Investment Management’s principal business address is 1 University Square Drive, Princeton, NJ 08540.

Portfolio Managers

Name	Sub-Adviser	Positions Over Past Five Years
Alan Mason	BlackRock Investment Management, LLC	Portfolio Manager of the Portfolio since 2018; Managing Director and Head of Americas Portfolio Engineering for the ETF and Index Investments business. Service with the firm dates back to 1991.

Name	Sub-Adviser	Positions Over Past Five Years
Amy Whitelaw	BlackRock Investment Management, LLC	Portfolio Manager of the Portfolio since 2018; Managing Director, Portfolio Manager and Head of the US & Canadian iShares Equity Portfolio Management team within the ETF and Index Investments business. Service with the firm dates back to 1999, including her years with Barclays Global Investors (BGI), which merged with BlackRock in 2009.

Management and Governance. Listed below are the names, positions and principal occupations of the directors and principal executive officers of BlackRock as of December 31, 2018. The principal address of each individual as it relates to his or her duties at BlackRock is the same as that of BlackRock.

Name	Position with BlackRock
Laurence Douglas Fink	Chief Executive Officer
Robert Steven Kapito	President
Christopher Meade	General Counsel and Chief Legal Officer
Gary Stephen Shedlin	Chief Financial Officer
Robert Lawrence Goldstein	Chief Operating Officer
Choon Sik Charles Park	Chief Compliance Officer

Management Activities. BlackRock does not act as an adviser or sub-adviser for any registered investment companies or series of a registered investment company with investment objectives similar to the Portfolio.

EVALUATION BY THE BOARD

At a meeting of the Board held on July 18-19, 2018, the Board considered the termination of AB as sub-adviser for the Portfolio and the approval of BlackRock as replacement sub-adviser. Following their review and consideration, the Board Members determined that the terms of the BlackRock Sub-advisory Agreement were reasonable, and that the termination of AB as sub-adviser to the Portfolio and approval of the BlackRock Sub-advisory Agreement was in the best interests of the Portfolio and its investors. The Board, including the Independent Board Members, unanimously approved the BlackRock Sub-advisory Agreement for an initial two-year period and authorized TAM to terminate the AB Sub-advisory Agreement with respect to the Portfolio.

To assist the Board Members in their consideration of the BlackRock Sub-advisory Agreement, the Board Members requested and received from TAM and BlackRock certain materials and information in advance of the meeting. The Board Members then reviewed such information as they deemed reasonably necessary to evaluate the BlackRock Sub-advisory Agreement. In addition, the Independent Board Members consulted with counsel, including independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Member’s deliberations.

Among other matters, the Board Members considered:

(a)    that the appointment of BlackRock is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolio and its investors, including compliance services;

(b)    that BlackRock is an experienced and respected asset management firm and TAM believes that BlackRock will have the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on an assessment of BlackRock’s organization, investment personnel and experience managing the proposed investment strategy;

(c)    that the proposed management fee rate payable to TAM by the Portfolio is lower than the current management fee rate, which would result in immediate savings for current investors, as well as additional savings as the Portfolio’s assets grow in size;

(d)    that the proposed sub-advisory fee rate payable to BlackRock by TAM would be lower than the current AB sub-advisory fee rate and is fair and reasonable in light of the sub-advisory services to be provided, and further, that so long as the Portfolio invests all or substantially all of its net assets (excluding cash and cash equivalents) in underlying funds sponsored or advised by BlackRock or its affiliates, BlackRock has agreed to waive its sub-advisory fee in full;

(e)    that TAM recommended to the Board Members that BlackRock be appointed to replace AB based on AB’s poor relative and risk-adjusted performance compared to the Portfolio’s benchmark and peer group;

(f)	the fact that the sub-advisory fees payable to BlackRock would be paid by TAM and not the Portfolio;

(g)    the proposed responsibilities of BlackRock for the Portfolio and the sub-advisory services expected to be provided by BlackRock; and

(h)    that TAM recommended to the Board Members that BlackRock be appointed as sub-adviser to the Portfolio based on, among other things, TAM’s desire to engage an investment sub-adviser with a proven track record.

In their deliberations, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Board Members based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided. In evaluating the nature, extent and quality of the services to be provided by BlackRock under the BlackRock Sub-advisory Agreement, the Board Members considered, among other things, information provided by TAM and BlackRock regarding the operations, facilities, organization and personnel of BlackRock, the anticipated ability of BlackRock to perform its duties under the BlackRock Sub-advisory Agreement, the proposed changes to the current investment program and other practices of the Portfolio.

The Board Members considered the proposed changes to the Portfolio’s principal investment strategies. The Board Members also considered that TAM has advised the Board that the appointment of BlackRock is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolio and its investors, including compliance services. The Board Members further considered that BlackRock is an experienced asset management firm and that TAM believes that it has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on its assessment of BlackRock’s organization, investment talent and strong back office. The Board Members also considered TAM’s successful experiences in partnering with BlackRock in the past and BlackRock’s established success and expertise in managing exchange-traded funds (“ETFs”).

Based on their review of the materials provided and the information they had received from TAM and BlackRock, the Board Members determined that BlackRock can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Portfolio and that BlackRock’s appointment is not expected to adversely affect the nature, extent and quality of services provided to the Portfolio.

Investment Performance. The Board Members considered BlackRock’s past performance, investment management experience, capabilities and resources. The Board Members reviewed the performance of the Portfolio as compared to its current blended benchmark, its proposed primary and secondary benchmarks, its peer group median and the back-tested performance results of the proposed strategy for the Portfolio (the “BlackRock Strategy”), which, subject to a number of limitations, showed how the BlackRock Strategy would have performed if it had been operating in the past. The Board Members noted that the performance of the BlackRock Strategy generally compared favorably to that of the Portfolio and its current benchmark and peer group, as well as the

Portfolio’s proposed new benchmarks, for the one-, three-, and five-year periods ended March 31, 2018. The Board noted that, while the BlackRock Strategy did not perform favorably compared to the proposed primary index (the Dow Jones Moderately Conservative Index) over a one-year period, the slight underperformance over that period was primarily due to the inclusion of minimum volatility ETFs which underperformed broader indexes over the trailing one-year period. The Board Members further noted that, while past performance is not necessarily a predictor of future results, TAM believes that the appointment of BlackRock will benefit investors by offering them the potential for improved performance based on the historical comparisons. On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the services to be provided by BlackRock, the Board Members concluded that BlackRock is capable of generating a level of investment performance that is appropriate in light of the Portfolio’s proposed new principal investment strategies.

Sub-Advisory Fee, Cost of Services to be Provided and Profitability. The Board Members considered the proposed sub-advisory fee schedule under the BlackRock Sub-advisory Agreement. The Board Members noted that the proposed sub-advisory fee schedule payable by TAM to BlackRock is lower than the current sub-advisory fee schedule for AB. The Board Members also considered that, although the proposed lower management fee would be above the applicable Morningstar and Broadridge management fee peer group medians, based on current assets, the Portfolio’s total expenses would be well below the applicable medians. The Board Members also noted that TAM was proposing to lower the expense caps to reduce the Portfolio’s expenses even further.

With respect to BlackRock’s costs and profitability in providing sub-advisory services to the Portfolio, the Board Members noted that the proposed sub-advisory fee was the product of arm’s-length negotiation between TAM and BlackRock. As a result, the Board Members did not consider BlackRock’s anticipated profitability to be material to its decision to approve the BlackRock Sub-advisory Agreement. The Board also reviewed pro forma estimated profitability information provided by TAM.

Economies of Scale. In evaluating the extent to which the proposed sub-advisory fees payable under the BlackRock Sub-advisory Agreement reflected economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the existence of breakpoints in both the management and sub-advisory fee schedules. The Board Members considered that the appointment of BlackRock as sub-adviser has the potential to attract additional assets due to BlackRock’s established asset management capabilities. The Board Members concluded that they would have the opportunity to periodically reexamine the appropriateness of the management fees payable by the Portfolio to TAM, and the sub-advisory fees payable by TAM to BlackRock, in light of any economies of scale experienced in the future.

Fall-Out Benefits. The Board Members considered other benefits expected to be derived by BlackRock from its relationship with the Portfolio. The Board Members noted that, although TAM would not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with BlackRock or the Portfolio, and that BlackRock may engage in soft dollar arrangements and receive such benefits, consistent with applicable law and “best execution” requirements.

Conclusion. After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, concluded that the approval of the BlackRock Sub-advisory Agreement is in the best interests of the Portfolio and its investors and unanimously approved the BlackRock Sub-advisory Agreement.

BROKERAGE INFORMATION

With respect to the Portfolio, there were no brokerage commissions incurred on security transactions placed with affiliates of TAM or BlackRock for the fiscal year ended December 31, 2018.

ADDITIONAL INFORMATION

TAM, the Portfolio’s investment manager, Transamerica Fund Services, Inc., the Portfolio’s transfer agent, and Transamerica Capital, Inc., the Portfolio’s principal underwriter, are each located at 1801 California Street, Suite 5200, Denver, CO 80202.

As of December 31, 2018, the Board Members and officers of the Portfolio, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Portfolio.

As of December 31, 2018, the following persons owned of record 5% or more of the outstanding shares of the class identified of the Portfolio:

Name & Address	Portfolio Name	Class	Percent
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Smart Beta 40 VP	Initial	69.74%

AEGON Financial Partners—Florida Transamerica Premier Life Ins Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Smart Beta 40 VP	Initial	10.85%

TCM Division Transamerica Premier Life Ins Co WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Smart Beta 40 VP	Initial	10.11%

TCM Division Transamerica Life Insurance Company Retirement Builder Variable Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Smart Beta 40 VP	Initial	8.06%

TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Smart Beta 40 VP	Service	92.68%

TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Smart Beta 40 VP	Service	6.61%

Any investor who holds beneficially 25% or more of a Portfolio may be deemed to control the Portfolio until such time as such investor holds beneficially less than 25% of the outstanding common shares of the Portfolio. Any investor controlling a Portfolio may be able to determine the outcome of issues that are submitted to investors for vote and may be able to take action regarding the Portfolio without the consent or approval of other investors.

As of December 31, 2018, the following investor owned of record 25% or more of the outstanding shares of:

Name & Address	Portfolio Name	Shares	Percentage of Portfolio Owned
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica BlackRock Smart Beta 40 VP	29,078,842.874	85.76%

The Trust is a Delaware statutory trust and as such is not required to hold annual meetings of investors, although special meetings may be called for the Portfolio, or for the Trust as a whole, for purposes such as electing or removing Board Members, changing fundamental policies or approving an advisory contract. Investor proposals to be presented at any subsequent meeting of investors must be received by the Trust at the Trust’s office within a reasonable time before the proxy solicitation is made.

By Order of the Board of Trustees,

Transamerica Series Trust

Rhonda A. Mills

Assistant General Counsel, Assistant Secretary

January 30, 2019

EXHIBIT A

INVESTMENT SUBADVISORY AGREEMENT

BLACKROCK INVESTMENT MANAGEMENT, LLC

This Agreement, entered into as of March 21, 2016 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and BlackRock Investment Management, LLC, a Delaware limited liability company (referred to herein as the “Subadviser”).

TAM is the investment adviser to Transamerica Series Trust (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

Subadvisory Services. In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by notice in writing in advance to the Subadviser and agreement by the Subadviser thereto, which agreement shall not be unreasonably withheld. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Subadviser provides TAM notice as soon as reasonably practicable prior to entering into any new investment agreements and any material amendments to existing investment agreements ), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws, as may be amended from time to time (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, any written instructions and directions of the Board or TAM provided to the Subadviser from time to time in advance and agreed to by the Subadviser, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other subadviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the Allocated Assets of the Fund in one or more investment companies.

(b)

The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein, which will be provided to the Subadviser in advance and agreed to by the Subadviser, which agreement shall not be unreasonably withheld.

(c)

The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers, which will be provided in advance to the Subadviser.

(d)

Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)

As reasonably requested by the Adviser, the Subadviser shall provide the Fund with information regarding the Allocated Assets to reasonably assist the Fund in determining the appropriate valuation of such assets, provided that the Adviser acknowledges that the Subadviser is not a valuation agent.

Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.

Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

The Fund shall pay its allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v)the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Subadviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.

Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)

TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b)

The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM shall pay the Subadviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be prorated according to the ratio that the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. This Agreement may also be terminated by TAM upon written notice to the Subadviser, without the payment of any penalty, on 60 days’ written notice to the Subadviser. The Subadviser may terminate the Agreement only upon giving 90 days’ advance written notice to TAM. This Agreement shall not be assignable by either party without the consent of both parties. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

Use of Name. TAM and the Trust are authorized to use the name of the Subadviser and any marks, symbols or logos of the Subadviser in registration statements, advertising or otherwise. If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to the Fund, the Fund and the Adviser shall cease using its name and its marks, symbols or logos as soon as reasonably practicable, except to the extent that continued use is required by applicable laws, rules, and regulations.

Liability of the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

Registration Statement Disclosures. The Subadviser represents, warrants and agrees that it has reviewed the Trust’s current registration statement on Form N-1A with respect to the Fund as filed with the SEC and any amendments or supplements thereto, including without limitation any supplements filed pursuant to Rule 497 under the Securities Act of 1933 (as so amended and supplemented from time to time, the “Registration Statement”) and agrees to review as soon as reasonably practicable future amendments or supplements to the Registration Statement that relate to the Subadviser or the Fund, filed with the SEC (or which will be filed with the SEC in the future) and represents and warrants that, solely with respect to the disclosure respecting or relating to the Subadviser, including any performance information the Subadviser provides that is included in or serves as the basis for information included in the Registration Statement, as of the date of this Agreement, and as of the date of any future amendments or supplements to the Registration Statement, the Registration Statement does not contain any untrue statement of any material fact or omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

The Subadviser further agrees to notify TAM and the Trust as soon as reasonably practicable of any statement respecting or relating to the Subadviser contained in the Registration Statement that becomes untrue in any material respect or if the Registration Statement omits any statement of material fact respecting or relating to the Subadviser that is required to be stated therein or necessary to make the statements contained therein not misleading.

With respect to the disclosure respecting the Fund, the Subadviser represents, warrants and agrees that the description in the Registration Statement, including the Fund’s investment objective, investment strategies and risks (the “Description”), as of the date of this Agreement and as of the date of any future amendments or supplements to the Registration Statement, is consistent with the manner in which the Subadviser is managing the Fund, and the identification and description of risks in the Registration Statement is inclusive of, and accurately describes in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

The Subadviser further agrees to notify TAM and the Trust as soon as reasonably practicable in the event that the Subadviser becomes aware that the Description for a Fund is inconsistent with the manner in which the Subadviser is managing the Fund, or in the event that the identification and description of risks in the Registration Statement fails to include, or accurately describe in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.

Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance and in compliance with the requirements of Rule 31a-3 under the 1940 Act, and the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender as soon as reasonably practicable to the Fund any of such records upon the Fund’s request; provided, however, that the Subadviser may retain copies of such records. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

Independent Contractor. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or TAM in any way or otherwise be deemed to be an agent of the Fund or TAM.

Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

18.    Governing Law and Forum Selection. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the New York Supreme Court (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. For any action commenced in the New York Supreme Court, application shall be submitted to the Commercial Division.

19.    Interpretation. Nothing contained herein shall be deemed to require the Trust to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

20.    Further Assurances. Each party agrees to perform such further acts and execute such further documents as are reasonably necessary to effectuate the purposes of this Agreement and the arrangements contemplated thereby, including without limitation concerning the winding down or liquidation of any Fund investments.

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples

Name:	Christopher A. Staples

Title:	Senior Vice President and Chief Investment Officer, Advisory Services

BLACKROCK INVESTMENT MANAGEMENT, LLC

By:	/s/ Brendan Kyne

Name:	Brendan Kyne

Title:	Managing Director

Schedule A

Fund	Investment Subadvisory Fee*
Transamerica BlackRock Equity Smart Beta 100 VP	0.05%

Transamerica BlackRock Smart Beta 75 VP	0.05%

Transamerica BlackRock Smart Beta 50 VP	0.05%

*	As a percentage of average daily net assets on an annual basis.

AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN

TRANSAMERICA ASSET MANAGEMENT, INC. AND

BLACKROCK INVESTMENT MANAGEMENT, LLC

THIS AMENDMENT is made as of November 1, 2018 to the Investment Sub-Advisory Agreement dated March 21, 2016 (the “Agreement”), between Transamerica Asset Management, Inc. and BlackRock Investment Management, LLC (the “Sub-Adviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.	Section 2. Section 2 of the Agreement is hereby amended to add the following:

The Subadviser may, as permitted by rule, regulation or position of the staff of the SEC, utilize the personnel of its affiliates, including foreign affiliates, in providing services under this Agreement, provided that the Subadviser remains solely responsible for the provision of services under this Agreement.

2.

Schedule A. Schedule A to the Agreement is hereby deleted and replaced with the attached revised Schedule A, and all references in the Agreement to Schedule A shall be deemed to refer to the attached Schedule A.

In all other respects, the Investment Sub-Advisory Agreement dated March 21, 2016 is confirmed and remains in full force and effect.

The parties hereto have caused this amendment to be executed as of November 1, 2018.

TRANSAMERICA ASSET MANAGEMENT, INC.

By: /s/ Christopher A. Staples
Name: Christopher A. Staples
Title: Senior Director, Investments

BLACKROCK INVESTMENT MANAGEMENT, LLC

By: /s/ Michael Ferraro
Name: Michael Ferraro
Title: Director

SCHEDULE A

As of November 1, 2018

Fund	Investment Subadvisory Fee*
Transamerica BlackRock Smart Beta 40 VP	0.05%

Transamerica BlackRock Smart Beta 50 VP	0.05%

Transamerica BlackRock Smart Beta 75 VP	0.05%

Transamerica BlackRock Equity Smart Beta 100 VP	0.05%

*	As a percentage of average daily net assets on an annual basis.

TRANSAMERICA SERIES TRUST

Transamerica BlackRock Smart Beta 40 VP

1801 California Street, Suite 5200

Denver, CO 80202

Telephone: 1-800-851-9777

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the more complete Information Statement that is available to you on the internet relating to Transamerica BlackRock Smart Beta 40 VP (formerly, Transamerica AB Dynamic Allocation VP) (the “Portfolio”). The Portfolio is a series of Transamerica Series Trust (the “Trust”). We encourage you to access and review all of the important information contained in the Information Statement.

The following material is available for view: Information Statement

The full Information Statement details a recent sub-adviser change relating to the Portfolio. Specifically, the Board of Trustees of the Trust has approved a new sub-advisory agreement on behalf of the Portfolio between Transamerica Asset Management, Inc. (“TAM”) and BlackRock Investment Management, LLC (“BlackRock”). BlackRock began sub-advising the Portfolio on November 1, 2018. In connection with the change in sub-adviser, and as discussed in the Prospectus, Summary Prospectus and Statement of Additional Information supplements dated August 24, 2018 for the Portfolio: (i) the Portfolio was renamed Transamerica BlackRock Smart Beta 40 VP; (ii) the Portfolio’s principal investment objective, principal investment strategies, and principal risks changed; (iii) the Portfolio’s management fee and sub-advisory fee schedules were lowered; and (iv) the Portfolio has a new primary and secondary blended benchmark. TAM continues to serve as the Portfolio’s investment manager.

The Trust and TAM have received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) with the approval of the Board of Trustees, including a majority of Board Members who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended, without obtaining investor approval. The Order instead requires that an information statement be sent to you. In lieu of physical delivery of the Information Statement, the Trust will make the Information Statement available to you online.

The full Information Statement will be available on the Transamerica website until at least July 31, 2019 at https://www.transamerica.com/media/tf-ab-to-blackrock-info-statement.pdf. A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Portfolio at 1-800-851-9777.

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. There is no charge to you for requesting a copy.